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                                PLEDGE AGREEMENT

      Agreement made as of this 1st day of October 1996, between PSINet Inc., a New York corporation (hereinafter sometimes referred to as the "Pledgor"), and Fleet National Bank, a national banking association (the "Bank"). All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

      WHEREAS, the Pledgor and InterCon Systems Corporation ("InterCon") (Pledgor and InterCon as hereinafter sometimes collectively referred to as "Debtors") have entered into an Amended and Restated Credit Agreement dated as of November 10, 1995 with the Bank, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of August 13, 1996 with the Bank (said Amended and Restated Credit Agreement as amended by said First Amendment, and as the same may be further amended, modified, supplemented or restated from time to time, the "Credit Agreement") providing for the establishment by the Bank of a credit facility in favor of Debtors in the maximum aggregate principal amount of $23,500,000 (the "Loans");

      NOW, THEREFORE, to induce the Bank to make the Loans provided for by the Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

      1. Pledge. As security for the due and punctual payment and performance of the Obligations described in Section 2 below, Pledgor hereby delivers and pledges to the Bank the securities listed in Exhibit A hereto (the "Pledged Securities"), and Pledgor hereby grants
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to the Bank a security interest in and lien on all of the Pledged Securities.
The certificates representing the Pledged Securities are accompanied by stock powers duly executed in blank by the Pledgor as the registered owner of the Pledged Securities. The term "Pledged Securities" as used in this Agreement shall include, in addition to the aforesaid securities, any other securities or collateral which may from time to time be delivered to the Bank hereunder as security for the Obligations, together with all the proceeds of any of the foregoing.

      2. Obligations. The Pledged Securities from time to time held hereunder shall secure the following obligations of Debtors (herein the "Obligations"):

         (a) The prompt and complete payment when due (whether by acceleration or otherwise) of all amounts outstanding under the Credit Agreement and all promissory notes and L/Cs issued in connection therewith, including, without limitation, the Term Credit Notes in the maximum aggregate original principal amount of $18,500,000, the Revolving Credit Note in the original principal amount of $5,000,000 and all L/Cs;

         (b) Any and all other obligations of the Pledgor or other Debtor under the Credit Agreement or under any other document, instrument, or agreement executed and delivered pursuant thereto, including, without limitation, all fees, expenses and costs thereunder; and

         (c) Any and all other liabilities and obligations of every name and nature whatsoever of the Pledgor or other Debtor to the Bank, whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising or acquired, due or to become due.

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      3. Representations and Warranties. The Pledgor hereby represents and warrants to the Bank that:

         (a) The Pledgor is the legal, beneficial and record owner and has good title to all of the Pledged Securities free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever except to or in favor of the Bank hereunder;

         (b) All of the shares of Pledged Securities have been duly and validly issued and are fully paid and non-assessable;

         (c) Except for any shares, options, warrants or other rights issued in accordance with Section 4(b) hereof, the Pledged Securities constitute all the issued and outstanding shares of capital stock of the issuer thereof as of the date of this Agreement and, as of the date of this Agreement, there are no outstanding no options, warrants or other rights to purchase or acquire any additional shares of the capital stock of such issuer; and

         (d) The Pledgor has full corporate and other power and authority to pledge the Pledged Securities as herein contemplated.

      4. Issues or Sales of Pledged Stock. (a) Except as permitted by Section 4(b) hereof, the Pledgor hereby covenants and agrees that,

         (i) it will not directly or indirectly sell, assign, pledge or otherwise encumber or dispose of the Pledged Securities;

         (ii) it will not permit the issuer of any of the Pledged Securities, directly or indirectly, to issue or sell any additional shares of capital stock or any options, warrants or rights to acquire such shares other than to Pledgor; and

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         (iii) in the event that the issuer of any of the Pledged Securities issues any additional shares of its capital stock to Pledgor, Pledgor will pledge any such shares to the Bank pursuant to this Agreement.

         (b) Notwithstanding anything herein to the contrary, PSINet Japan K.K. may issue shares of its capital stock and options, warrants or rights to acquire shares of its capital stock, to directors officers, employees and/or consultants as incentive or other compensation.

      5. Voting Rights of Pledgor. Provided that there exists no Event of Default (as hereinafter defined) and so long as the Pledgor shall be the record owner of the Pledged Securities, the Pledgor shall be entitled, to the extent permitted by applicable law, to exercise voting power with respect to the Pledged Securities; provided, however, that in no event shall the Pledgor exercise such voting power in any manner contrary to or inconsistent with the terms hereof or with the terms of the Agreement. Upon the occurrence of an Event of Default which is continuing, the Bank shall have those rights specified in paragraph 7 except to the extent that such rights may be limited by the laws of the jurisdiction of organization of the issuer of the Pledged Securities.

      6. Distribution. Upon the dissolution, winding up, liquidation or reorganization of any corporation or other entity which issued the Pledged Securities, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or otherwise, any sum to be paid or any property to be distributed upon or with respect to any of the Pledged Securities shall be paid over to the Bank to be held by it as collateral security for the Obligations; provided that any cash distribution shall be applied to outstanding Obligations. In the event that any stock dividend shall be declared on any of the

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Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any property shall be distributed upon or with respect to any of the Pledged Securities, the shares or other property so distributed shall be delivered to the Bank, to be held as collateral security for the Obligations.

      7. Default. If any one or more of the following events, (herein referred to as "Events of Default") shall occur:

         (a) Default shall be made in the due performance or observance of any provision of this Agreement and such default shall continue for a period of fifteen (15) days following the earlier to occur if (i) Pledgor shall become aware of any such default or (ii) notice of any such default to Pledgor by Bank;

         (b) Any of the Obligations shall have become due by demand, acceleration, maturity or otherwise and such Obligations have not been paid in full; or

         (c) An Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing under the Credit Agreement;

then upon the occurrence of an Event of Default, the Bank shall have, (1) full power and authority to sell or otherwise dispose of the Pledged Securities or any part thereof, (2) after giving written notice to the Pledgor of its intention to exercise such right, to vote the Pledged Securities with respect to any and all matters and to exercise all rights to payments, conversion, exchange, subscription or otherwise with respect to the Pledged Securities, or
(3) to exercise any and all rights and remedies of a secured party under the Uniform Commercial Code, except to the extent that the foregoing rights may be unavailable or limited by the laws of the jurisdiction of organization of the issuer of the Pledged Securities.

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      To the extent permitted by applicable law with the agreement of the
Pledgor, any sale or other disposition by the Bank may be by public or private proceedings and may be made by one or more contracts, as a unit or in parcels, at such time and place, by such method, in such manner and on such terms as the Bank may determine. To the extent permitted by applicable law, such sale or other disposition may be made without advertisement or notice of any kind or to any person. Where reasonable notification of the time or place of such sale or other disposition is required by law, such requirement shall have been met if such notice is telegraphed, cabled or mailed, postage prepaid, at least ten (10) days before the time of such sale or other disposition to each person entitled thereto at such person's address as specified in Section 16 below. To the extent permitted by applicable law, the Bank or any other holder of the Obligations may buy any or all of the Pledged Securities upon any public or private sale thereof. To the extent permitted by applicable law, upon any such sale or sales, the Pledged Securities so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption or any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor to the extent permitted by applicable law. In the event any consent, approval or authorization of any governmental agency shall be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agrees to cause the issuer of any Pledged Securities to execute, as necessary, all applications or other instruments as may be required; provided that the foregoing shall not obligate the Pledgor to register the Pledged Securities under the Securities Act of 1933 or under the securities laws of any other applicable jurisdiction. After deducting all reasonable costs and expenses of collection, custody, sale or other disposition or delivery (including legal costs and reasonable

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attorneys' fees) and all other charges due against the Pledged Securities
(including any charges of the type described in Section 10 below), the residue of the proceeds of any such sale or other disposition shall be applied to the payment of the Obligations in the order of priorities as is determined at the time by the Bank, except as otherwise provided by applicable law or directed by any court purporting to have jurisdiction thereof, and any surplus shall be returned to the Pledgor, except as otherwise provided by law or such court. The Pledgor shall be liable for any deficiency in payment of the Obligations, including all costs and expenses of collection, custody, sale or other disposition or delivery and all other charges due against the Pledged Securities, as hereinbefore enumerated. As used in this Section 7, "applicable law" shall include, without limitation, any applicable laws of the jurisdiction of organization of the issuer of the Pledged Securities.

      The Pledgor recognizes that the Bank may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933 or the securities laws of any other applicable jurisdiction, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at a price and on other terms less favorable to the seller than if such Pledged Securities were sold at public sales, and that the Bank has no obligation to delay the sale of any such Pledged Securities for the period of time necessary to permit such Pledged Securities to be registered for public sale under the Securities Act of 1933 or the securities laws of any other applicable jurisdiction. The Pledgor agrees that sales made under the foregoing circumstances shall not be deemed to have been made in a commercially

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unreasonable manner by virtue of any sale made on terms less favorable to the seller resulting from the private nature of the sale. Subject to the foregoing, the Bank agrees that any sale of the Pledged Securities made by the Bank shall be made in a commercially reasonable manner.

      8. Transfer of Pledged Stock. The Pledgor hereby irrevocably appoints the Bank as agent to arrange for any and all transfers of the Pledged Securities as the Bank may from time to time deem advisable to assist the Bank in obtaining the benefit of its security interest therein after the occurrence of an Event of Default, including, but not limited to, the transfer of the Pledged Securities into the name of the Bank or its nominee at any time following the occurrence of an Event of Default, the foregoing appointment being deemed a power coupled with an interest. The right to vote the Pledged Securities is governed by Paragraph 5 of this Agreement.

      9. Payment of Taxes, Charges, Etc. The Bank, at its option, may discharge any taxes, charges, assessments, security interests, liens or other encumbrances upon the Pledged Securities or otherwise protect the value thereof. All such expenditures incurred by the Bank shall become payable by the Pledgor to the Bank upon demand, shall bear interest at the rate applicable to the Loans.

      10. Duties with Respect to Collateral. The Bank shall have no duty to the Pledgor with respect to the Pledged Securities other than the duty to use reasonable care in the safe custody of any Pledged Securities in its possession. Without limiting the generality of the foregoing, the Bank, although it may do so at its option, shall be under no obligation to the Pledgor to take any steps necessary to preserve rights in the Pledged Securities against other parties.

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      11. Waivers. The Pledgor hereby waives demand, payment, notice of dishonor or protest and all other notices of any kind in connection with the Obligations except notices required by law or by this or any other agreement between the Pledgor and the Bank. Nothing herein shall modify or limit any right of the Bank to release, supersede, exchange or modify any other collateral security which it may from time to time hold and the Bank may release, surrender or modify the liability of any third party without giving notice hereunder to the Pledgor and any such modifications, changes, renewals, releases or other actions shall in no way affect the Pledgor's obligations hereunder.

      12. Expenses. The Pledgor agrees to pay, indemnify and hold harmless the Bank and the nominees of the Bank from and against all costs and expenses (including taxes, if any) arising out of or incurred in connection with any transfer of Pledged Securities into or out of the name of the Bank's nominees and all costs and expenses of the Bank arising out of or incurred in connection with the exercise by the Bank of its rights hereunder; provided, however, the Debtor shall not be responsible for expenses arising out of or incurred as a result of willful misconduct by the Bank.

      13. Statement as to Default. The Pledgor and the Bank agree that any written statement by an officer of the Bank asserting the occurrence of an Event of Default as the authorization for the exercise by the Bank of its rights hereunder shall be presumed to be true, and that any purchaser of the Pledged Securities at a foreclosure sale shall have the right to rely on such a statement.

      14. Modification. This Agreement may not be modified or amended without the prior written consent of the parties hereto.

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      15. Notices. All notices shall be deemed to have been given when delivered in person, telefaxed to the number set forth below (with receipt acknowledged) or, if mailed, when actually received by the party to whom addressed. Such actual receipt shall be conclusively presumed if such notice shall be mailed by registered or certified mail, addressed to any party at its address set forth below or at any other address notified in writing to the other parties hereto, and if the sender shall have received back a return receipt, or if telefaxed to the number set forth below and receipt acknowledged.

         To the Bank:        Fleet National Bank
                             75 State Street, 4th Floor
                             Boston, Massachusetts 02109
                             Attention: Thomas W. Davies, III
                                          Vice President
                             Fax: (617) 346-1633

         With a copy to:     H. David Henken, Esq.
                             Goodwin, Procter & Hoar
                             Exchange Place
                             Boston, Massachusetts 02109-2881
                             Fax:  (617) 523-1231

         To the Debtor:      PSINet Inc.
                             510 Huntmar Park Drive
                             Herndon, VA 22070
                             Attention: President
                                          and
                                     David N. Kunkel,
                                          General Counsel
                             Fax:  (703) 904-4200

         With a copy to:     Nixon, Hargrave, Devans & Doyle, LLP
                             437 Madison Avenue
                             New York, New York 10022
                             Attention: Richard F. Langan, Jr., Esq.
                             Fax: (212) 940-3111

         16. Rights. No course of dealing between the Pledgor and the Bank nor any delay in exercising, on the part of the Bank any right, power or privilege hereunder, shall operate

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as a waiver thereof; nor shall any single or partial exercise of any rights, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

      17. Waiver of Subrogation. Pledgor hereby waives and releases any right of subrogation it may have against the Bank or the Pledged Securities by reason of any of the actions taken by the Bank hereunder, until all Obligations have been paid in full.

      18. Binding Effect, Etc. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, except to the extent that the laws of the jurisdiction of organization of the issuer govern by virtue of such issuer's organization in such other jurisdiction. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any other holder or holders of any Obligations and may be executed in two or more counterparts, each of which shall together constitute one and the same agreement.

      19. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

      20. Foreign Law. Notwithstanding anything in this Agreement or the Credit Agreement to the contrary, the Pledgor and the other Debtor make no representation or warranty as to the validity or enforceability of this Agreement under the laws of the jurisdiction of organization of the issuer of the Pledged Securities.

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      IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

                                                 PSINET INC.

                                                 By:  /s/ David N. Kunkel
                                                    ----------------------------
                                                 Title: Sr VP & Gen Counsel

                                                 FLEET NATIONAL BANK

                                                 By:   /s/ Thomas W. Davies
                                                    ----------------------------
                                                 Title: Vice President

                                                 By:  /s/ William E. Rurode
                                                    ----------------------------
                                                 Title: Senior Vice President

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                                    EXHIBIT A

                           List of Pledged Securities

         Name of Entity Issuing                            Description of
         the Pledged Securities                          Pledged Securities
         ----------------------                          ------------------
1.    EUNet GB Limited                                   500,000 shares,
      (a corporation organized under                     (pound)1.00
       the laws of the United Kingdom)

2.    PSINet Limited                                     2,000 shares of
      (a corporation organized under                     Common Stock, without
       the Canada Business Corporations Act)             par value


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